                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                          IPC INFORMATION SYSTEMS, INC.
                                (Name of Issuer)

                         IPC Information Systems, Inc.
                             Richard P. Kleinknecht
                       (Name of Person Filing Statement)

Common Stock, Par Value $0.01 Per Share                58-1636502
(Title of Class of Securities)          (I.R.S. Employer Identification Number)

                              Daniel Utevsky, Esq.
                       Vice President and General Counsel
                         IPC Information Systems, Inc.
                                 88 Pine Street
                              New York, NY  10005

      (Name, Address and Telephone Number of Persons Authorized to Receive
        Notices and Communications on Behalf of Person Filing Statement)

                                with copies to:

Thomas N. Talley, Esq.                           Philip H. Werner, Esq.
Thacher Proffitt & Wood                          Morgan, Lewis & Bockius LLP
Two World Trade Center                           101 Park Avenue
New York, New York  10048                        New York, New York  10178


    This statement is filed in connection with (check the appropriate box):

(a)   x   The filing of solicitation materials or an information statement to
    -----
     Regulation 14A [17 CFR 240.14a-1 to 240.14a-103] Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [240.13e-3(c)] under the
     Securities Exchange Act of 1934.
(b)   x   The filing of a registration statement under the Securities Act of
    -----
     1933.
(c) ______  A tender offer.
(d) ______  None of the above.

Check the following box if soliciting materials or information statement
referred to in checking box (a) are preliminary copies.     x
                                                         -------
                                 ______________

                        CALCULATION OF REGISTRATION FEE


     Transaction                                      Amount of
     Valuation                                        Filing fee


     $*222,556,935                                   $44,511




          IPC Information Systems, Inc., a Delaware corporation (the "Company"), hereby submits its Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3"). The Schedule 13E-3 relates to a proposed Agreement and Plan of Merger dated as of December 18, 1997 (the "Merger Agreement") between the Company and Arizona Acquisition Corp. ("AAC"), a Delaware corporation, pursuant to which AAC will be merged with and into the Company (the "Merger"). Pursuant to the Merger, each share of common stock, par value $0.01 per share, of the Company or any of its subsidiaries issued and outstanding immediately prior to the effective time of the Merger ("IPC Common Stock") (other than (i) shares of IPC Common Stock held by the Company as treasury stock, which shares shall be canceled; (ii) shares of IPC Common Stock as to which appraisal rights have been exercised and (iii) fractional shares) will be, subject to certain limitations, converted at the election of the holder thereof, subject to the terms described in the proxy statement/prospectus of the Company (the "Proxy Statement/Prospectus"), into (a) the right to receive $21.00 in cash, or (b) the right to retain one fully paid and nonassessable share of common stock of the surviving corporation following the Merger ("Surviving Corporation Common Stock").

     This Schedule 13E-3  is intended to satisfy the reporting requirements of
Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Proxy Statement/Prospectus was filed by the Company with the Securities and Exchange Commission (the "Commission") immediately prior to the filing of this Schedule 13E-3.

     The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement/Prospectus, filed by the Company with the Securities and Exchange Commission on the date hereof, of the information required to be included in response to the items of this Schedule 13E-3. The information in the Proxy Statement/Prospectus, including all exhibits thereto, is hereby expressly incorporated herein by reference, and the responses to each item in this
Schedule 13E-3 are qualified in their entirety by the provisions of the Proxy Statement/Prospectus.
_________________________


* For purposes of calculation of fee only, this amount is based on (i) 10,739,446 (the number of shares of IPC Common Stock outstanding as of January 26, 1998) minus 3,809,524 (the number of shares of IPC Common Stock to be exchanged for Surviving Corporation Common Stock) multiplied by $21 ( the cash consideration per share of IPC Common Stock), plus (ii) 3,809,524 (the number of shares of IPC Common Stock to be exchanged for Surviving Corporation Common Stock) multiplied by $20.22( the average of the high and low sales prices of the IPC Common Stock on the Nasdaq National Market on February 12, 1998), which sum has been multiplied by 1/50 of one percent. As permitted by Rule 0-11(a) under the Securities Exchange Act of 1934, the amount paid by the Company indicated below has been subtracted, and the balance ($________) transferred by electronic funds transfer to the Commission.
   x   Check box if any part of the fee is offset by Rule 0-11(a)(2) and
  -----
  identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
  Amount Previously Paid:  $23,600
  Form or Registration No.: Registration Statement on Form S-4, Filed February 13, 1998.
  Amount Previously Paid: $46,315
  Filing Party:  IPC Information Systems, Inc. and Richard P. Kleinknecht
  Date Filed:  February 13, 1998

                             CROSS REFERENCE SHEET


Item in                                         Where located in
Schedule 13E-3                              Proxy Statement/Prospectus
--------------                              or Registration Statement
                                            --------------------------


Item 1(a)................................   Cover Page; SUMMARY--
                                            Parties to the Merger--IPC
                                            Information Systems, Inc.

Item 1(b)................................   STOCK PRICE AND
                                            DIVIDEND INFORMATION;
                                            THE ANNUAL
                                            MEETING--Vote Required;
                                            DESCRIPTION OF IPC
                                            CAPITAL STOCK

Item 1(c)-(d)............................   Page 2; STOCK PRICE AND
                                            DIVIDEND INFORMATION;
                                            FINANCIAL STATEMENTS
                                            OF THE COMPANY--
                                            Consolidated Statements of
                                            Stockholder's Equity

Item 1(e)................................   **

Item 1(f)................................   **

Item 2(a)................................   This Schedule 13E-3 is being
                                            filed by the issuer and Richard
                                            P. Kleinknecht.

Item 2(b)................................   IPC Information Systems, Inc.
                                            Wall Street Plaza, 88 Pine
                                            Street, New York, N.Y. 10005

Item 2(c)................................   Chairman and Director of IPC
                                            Information Systems, Inc.

Item 2(d)................................   See IPC ANNUAL
                                            MEETING--OTHER
                                            MATTERS-- Nominees for
                                            Election as Directors

Item 2(e)-(f)............................   None

Item 2(g)................................   United States of America

Item 3(a)(1)-(2).........................   THE MERGER--Ancillary
                                            Agreements;--Background of
                                            the Merger; IPC ANNUAL
                                            MEETING--OTHER
                                            MATTERS--Employment
                                            Agreements

Item 3(b)................................    THE MERGER--Background
                                             of the Merger;--Effect on IPC
                                             Employee Benefit Plans;--
                                             Interests of Certain Persons in
                                             the Merger;--Ancillary
                                             Agreements; MANAGEMENT
                                             FOLLOWING THE MERGER;
                                             IPC ANNUAL MEETING--
                                             OTHER MATTERS; NEW
                                             STOCK INCENTIVE PLAN;
                                             ANNEXC

Item 4(a)................................    Pages 1-2; SUMMARY; THE
                                             MERGER; NEW STOCK
                                             INCENTIVE PLAN; ANNEX
                                             C

Item 4(b)................................    THE MERGER--Effect on IPC
                                             Employee Benefit Plans;--
                                             Interests of Certain Persons in
                                             the Merger;--Merger
                                             Consideration; NEW STOCK
                                             INCENTIVE PLAN; ANNEX
                                             C

Item 5(a)-(g)............................    SUMMARY; RISK FACTORS;
                                             THE MERGER;
                                             DESCRIPTION OF IPC
                                             CAPITAL STOCK;
                                             MANAGEMENT
                                             FOLLOWING THE MERGER

Item 6(a), (c)(1)-(2)....................    SUMMARY--The Merger;--
                                             Merger Consideration;--Merger
                                             Financing; THE MERGER--
                                             Merger Consideration;--Merger
                                             Financing

Item 6(b)................................    SUMMARY--The Annual
                                             Meeting; THE ANNUAL
                                             MEETING--Solicitation of
                                             Proxies; THE MERGER--
                                             Certain Fees and Expenses;
                                             FINANCIAL STATEMENTS
                                             OF THE COMPANY--Notes
                                             to Consolidated Financial
                                             Statements

Item 6(d)................................    **

Item 7 (a)-(c)...........................   SUMMARY--The Annual
                                            Meeting;--The Merger; THE
                                            MERGER--Background of the
                                            Merger;--Recommendation of
                                            the IPC Board; Reasons for the
                                            Merger;--Opinion of Financial
                                            Advisor

Item 7(d)................................   SUMMARY--The
                                            Merger--Effects of the Merger;
                                            Effective Time of the Merger;
                                            --Interests of Certain Persons in
                                            the Merger;-- Management of
                                            the Surviving Corporation After
                                            the Merger;--Certain
                                            Differences in Stockholder
                                            Rights; RISK FACTORS; THE
                                            MERGER-- Effects of the
                                            Merger; Effective Time of the
                                            Merger; --Federal Income Tax
                                            Consequences;--Resale of
                                            Surviving Corporation Common
                                            Stock Following the Merger;--
                                            Interests of Certain Persons in
                                            the Merger; MANAGEMENT
                                            FOLLOWING THE MERGER;
                                            COMPARISON OF CERTAIN
                                            RIGHTS OF
                                            STOCKHOLDERS

Item 8 (a-b).............................   SUMMARY--The Annual
                                            Meeting;--The Merger--Board
                                            Recommendation; Opinion of
                                            Financial Advisor to the IPC
                                            Board;--Advantages and
                                            Disadvantages of the Merger;
                                            THE ANNUAL MEETING;
                                            THE MERGER-- Background
                                            of the Merger;
                                            --Recommendation of the IPC
                                            Board; Reasons for the
                                            Merger;--Opinion of Financial
                                            Advisor; ANNEX E;
                                            FINANCIAL STATEMENTS
                                            OF THE COMPANY--Notes
                                            to Consolidated Financial
                                            Statements

Item 8(c)................................  SUMMARY--The Annual
                                           Meeting; THE ANNUAL
                                           MEETING; THE MERGER--
                                           Recommendation of the IPC
                                           Board; Reasons for the Merger

Item 8(d)................................  THE MERGER--
                                           Recommendation of the IPC
                                           Board; Reasons for the Merger

Item 8(e)................................  THE ANNUAL MEETING--
                                           Recommendation of the IPC
                                           Board; THE MERGER--
                                           Recommendation of the IPC
                                           Board; Reasons for the Merger

Item 8(f)................................  **

Item 9 (a-c).............................  SUMMARY--The Merger
                                           --Board Recommendation;
                                           Opinion of Financial Advisor to
                                           the IPC Board; THE
                                           MERGER-- Opinion of
                                           Financial Advisor; ANNEX E

Item 10(a)...............................  SUMMARY; THE MERGER--
                                           Interests of Certain Persons in
                                           the Merger; IPC ANNUAL
                                           MEETING--OTHER
                                           MATTERS--Security
                                           Ownership of Certain Beneficial
                                           Owners and Management

Item 10(b)...............................  **

Item 11..................................  SUMMARY; THE MERGER;
                                           IPC ANNUAL MEETING--
                                           OTHER MATTERS; ANNEX
                                           A; ANNEX C; ANNEX D

Item 12 (a-b)............................  SUMMARY; THE MERGER;
                                           THE ANNUAL MEETING;
                                           ANNEX A; ANNEX D

Item 13(a)...............................  SUMMARY--The Merger--
                                           Dissenters' Rights; THE
                                           ANNUAL MEETING--
                                           Dissenters' Rights; THE
                                           MERGER-- Dissenters' Rights;
                                           ANNEX F

Item 13(b)...............................  **

Item 13(c)...............................  **

Item 14(a)...............................  SUMMARY SELECTED
                                           HISTORICAL AND
                                           UNAUDITED PRO FORMA
                                           CONDENSED
                                           CONSOLIDATED
                                           FINANCIAL DATA;
                                           FINANCIAL STATEMENTS
                                           OF THE COMPANY;
                                           UNAUDITED PRO FORMA
                                           CONSOLIDATED
                                           FINANCIAL INFORMATION

Item 14(b)...............................  SUMMARY SELECTED
                                           HISTORICAL AND
                                           UNAUDITED PRO FORMA
                                           CONDENSED
                                           CONSOLIDATED
                                           FINANCIAL DATA;
                                           FINANCIAL STATEMENTS
                                           OF THE COMPANY

Item 15(a)-(b)...........................  THE MERGER--Ancillary
                                           Agreements; IPC ANNUAL
                                           MEETING--OTHER
                                           MATTERS--Employment
                                           Agreements

Item 16..................................  **

Item 17(a)...............................  **

Item 17(b)...............................  ANNEX E

Item 17(c)...............................  ANNEX A; ANNEX D;
                                           Exhibits 10.2.2, 10.3.2, 10.15
                                           and 10.16 of the Registration
                                           Statement

Item 17(d)...............................  Proxy Statement/Prospectus and
                                           related Notice of Special
                                           Meeting and Proxy

Item 17(e)...............................  ANNEX F

Item 17(f)...............................  **

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

  (a) The information set forth on the cover page of, and under "SUMMARY-- Parties to the Merger--IPC Information Systems, Inc." in the Proxy Statement/Prospectus is incorporated herein by reference.

  (b) The information set forth under "STOCK PRICE AND DIVIDEND INFORMATION," "THE ANNUAL MEETING--Vote Required" and "DESCRIPTION OF IPC CAPITAL STOCK" is incorporated herein by reference.

  (c)-(d) The information set forth on Page 2 and under "STOCK PRICE AND DIVIDEND INFORMATION" and "FINANCIAL STATEMENTS OF THE COMPANY--Consolidated Statements of Stockholder's Equity;--Notes to Consolidated Financial Statements" is incorporated herein by reference.

 (e) Not applicable.

 (f) Not applicable.

ITEM 2.      IDENTITY AND BACKGROUND.

  (a) This Schedule 13E-3 is being filed by IPC Information Systems, Inc. and by Richard P. Kleinknecht.

  (b) The business address of Richard P. Kleinknecht is c/o IPC Information Systems, Inc., Wall Street Plaza, 88 Pine Street, New York, N.Y. 10005.

 (c) Richard P. Kleinknecht is presently employed as Chairman and as a director of IPC.

  (d) The information set forth under "IPC ANNUAL MEETING-- OTHER MATTERS -- Nominees for Election as Directors" is incorporated herein by reference.

  (e) Richard P. Kleinknecht has not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

  (f) Richard P. Kleinknecht has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction.

 (g) Richard P. Kleinknecht is a citizen of the United States of America.

ITEM 3.      PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

  (a)(1)-(2) The information set forth under "THE MERGER--Ancillary Agreements;- -Background of the Merger" and "IPC ANNUAL MEETING--OTHER MATTERS--Employment Agreements."

  (b) The information set forth under "THE MERGER--Background of the Merger;-- Effect on IPC Employee Benefit Plans;--Interests of Certain Persons in the Merger;--Ancillary Agreements," "MANAGEMENT FOLLOWING THE MERGER," "IPC ANNUAL MEETING--OTHER MATTERS," "NEW STOCK INCENTIVE PLAN" and "ANNEX C" is incorporated herein by reference.

ITEM 4.      TERMS OF THE TRANSACTION.

  (a) The information set forth on pages 1-2, and under "SUMMARY," "THE MERGER," "NEW STOCK INCENTIVE PLAN" and "ANNEX C" is incorporated herein by reference.

  (b) The information set forth under "THE MERGER--Effect on IPC Employee Benefit Plans; -- Interests of Certain Persons in the Merger;--Merger Consideration," "NEW STOCK INCENTIVE PLAN" and "ANNEX C" is incorporated herein by reference.

ITEM 5.      PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

  (a)-(g) The information set forth under "SUMMARY," "RISK FACTORS," "THE MERGER," "DESCRIPTION OF IPC CAPITAL STOCK" and "MANAGEMENT FOLLOWING THE MERGER" is incorporated herein by reference.

ITEM 6.      SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

  (a), (c)(1)-(2) The information set forth under "SUMMARY--The Merger;--Merger Consideration;-- Merger Financing" and "THE MERGER--Merger Consideration;-- Merger Financing" is incorporated herein by reference.

  (b) The information set forth under "SUMMARY--The Annual Meeting," "THE ANNUAL MEETING--Solicitation of Proxies," "THE MERGER--Certain Fees and Expenses" and "FINANCIAL STATEMENTS OF THE COMPANY--Notes to Consolidated Financial Statements" is incorporated herein by reference.

 (d) Not applicable.

ITEM 7.      PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

  (a)-(c) The information set forth under "SUMMARY--The Annual Meeting; -- The Merger--Board Recommendation; Opinion of Financial Advisor to the IPC Board" and "THE MERGER--Background of the Merger" is incorporated herein by reference.

  (d) The information set forth under "SUMMARY--The Merger--Effects of the Merger; Effective Time of the Merger;--Interests of Certain Persons in the Merger;--Management of the Surviving Corporation After the Merger;--Certain Differences in Stockholder Rights," "RISK FACTORS," "THE MERGER--Effects of the Merger; Effective Time of the Merger;--Federal Income Tax Consequences;--Resale of Surviving Corporation Common Stock following the Merger;--Interests of Certain Persons in the Merger," "MANAGEMENT FOLLOWING THE MERGER" and "COMPARISON OF CERTAIN RIGHTS OF STOCKHOLDERS" is incorporated herein by reference.

ITEM 8.      FAIRNESS OF THE TRANSACTION.

  (a)-(b) The information set forth under "SUMMARY--The Annual Meeting;--The Merger --Board Recommendation; Opinion of Financial Advisor to the IPC Board;-- Advantages and Disadvantages of the Merger," "THE ANNUAL MEETING," "THE MERGER-- Background of the Merger;--Recommendation of the IPC Board; Reasons for the Merger;--Opinion of Financial Advisor," "ANNEX E" and "FINANCIAL STATEMENTS OF THE COMPANY--Notes to Consolidated Financial Statements" is incorporated herein by reference.

  (c) The information set forth under "SUMMARY--The Annual Meeting," "THE ANNUAL MEETING" and "THE MERGER--Recommendation of the IPC Board; Reasons for the Merger" is incorporated herein by reference.

  (d) The information set forth under "THE MERGER--Recommendation of the IPC Board; Reasons for the Merger" is hereby incorporated by reference.

  (e) The information set forth under "SUMMARY--The Annual Meeting," "THE ANNUAL MEETING" and "THE MERGER--Recommendation of the IPC Board; Reasons for the Merger" is incorporated herein by reference.

 (f) Not applicable.

ITEM 9.      REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

  (a)-(c) The information set forth under "SUMMARY--The Merger --Board Recommendation; Opinion of Financial Advisor to the IPC Board," "THE MERGER-- Opinion of Financial Advisor" and "ANNEX E" is incorporated herein by reference.

ITEM 10.      INTERESTS IN SECURITIES OF THE ISSUER.

  (a) The information set forth under "SUMMARY," "THE MERGER--Interests of Certain Persons in the Merger" and "IPC ANNUAL MEETING--OTHER MATTERS--Security Ownership of Certain Beneficial Owners and Management" is incorporated herein by reference.

  (b) No transactions of the type required to be disclosed by Item 10(b) have been effected in the past 60 days.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

  The information set forth under "SUMMARY," "THE MERGER," "IPC ANNUAL MEETING-- OTHER MATTERS," "ANNEX A" "ANNEX C" and "ANNEX D" is incorporated herein by reference.

ITEM 12.
PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

  (a)-(b) The information set forth under "SUMMARY," "THE MERGER," "THE ANNUAL MEETING," "ANNEX A" and "ANNEX D" is incorporated herein by reference.

ITEM 13.      OTHER PROVISIONS OF THE TRANSACTION.

  (a) The information set forth under "SUMMARY," "THE ANNUAL MEETING-- Dissenters' Rights," "THE MERGER--Dissenters' Rights" and "ANNEX F" is incorporated herein by reference.

 (b) Not applicable.

 (c) Not applicable.

ITEM 14.      FINANCIAL INFORMATION.

  (a) The information set forth under "SUMMARY SELECTED HISTORICAL AND UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA" and "FINANCIAL STATEMENTS OF THE COMPANY" is incorporated herein by reference.

  (b) The information set forth under "SUMMARY SELECTED HISTORICAL AND UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA," "FINANCIAL STATEMENTS OF THE COMPANY" and "UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION" is incorporated herein by reference.

                                        (a)-(b)
                                                        IPC Information Systems, Inc.
                                                At September 30, 1997        At December 31, 1997
                                                ---------------------        --------------------
                                       Historical         Pro forma/(1)/   Historical        Pro forma/(1)/
                                ------------------------  ---------------  -----------       --------------
Book value per share                      $      7.19            ($19.06)  $      7.57        ($17.98)
Shares issued and oustanding               10,690,460          4,063,492    10,737,779      4,063,492

(1) Reflects the Merger Transaction (as defined in the prospectus) as if such transactions occured on such dates as indicated.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

  (a)-(b) The information set forth under "THE MERGER--Ancillary Agreements" and "IPC ANNUAL MEETING--OTHER MATTERS--Employment Agreements" is incorporated herein by reference.

ITEM 16.  ADDITIONAL INFORMATION.

  Reference is hereby made to the Proxy Statement/Prospectus and to each exhibit attached thereto, each of which is incorporated by reference herein.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.

 (a) Not applicable.

  (b) Opinion of Deutsche Morgan Grenfell Inc. (incorporated by reference to ANNEX E to the Proxy Statement/ Prospectus).

  (c) Agreement and Plan of Merger dated as of December 18, 1997 between IPC Information Systems, Inc. and Arizona Acquisition Corp. (incorporated by reference to ANNEX A to the Proxy Statement/Prospectus).

     Stockholders Agreement dated as of December 18, 1997 among Arizona Acquisition Corp. and certain stockholders of IPC Information Systems, Inc. (incorporated by reference to ANNEX D to the Proxy Statement/ Prospectus).

    Investors Agreement dated as of December 18, 1997 by and among IPC Information Systems, Inc., Cable Systems Holding, LLC, Richard P.
Kleinknecht, David Walsh and Anthony Servidio attached as Exhibit 10.15 to the Registration Statement on Form S-4.

    Share Exchange and Termination Agreement dated as of December 18, 1997 by and among IPC Information Systems, Inc., International Exchange Networks, Ltd., David Walsh and Anthony Servidio attached as Exhibit 10.16.

    Amended and Restated Employment Agreement dated as of December 18, 1997 between IPC Information Systems, Inc. and Richard P. Kleinknecht attached as Exhibit 10.2.2 to the Registration Statement on Form S-4.

    Amended and Restated Employment Agreement dated as of December 18, 1997 between IPC Information Systems, Inc. and Peter J. Kleinknecht attached as
Exhibit 10.3.2 to the Registration Statement on Form S-4.

  (d) Proxy Statement/Prospectus and related Notice of Special Meeting and Proxy (incorporated by reference to the Proxy Statement/Prospectus and related material filed under a Registration Statement on Form S-4 by IPC Information Systems, Inc. on the date hereof).

  (e) Section 262 of the General Corporation Law of the State of Delaware (incorporated by reference to ANNEX F to the Proxy Statement/Prospectus).

 (f)      Not applicable.

                                  SIGNATURE

  After due inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Schedule 13E-3 is true, complete and correct.

Dated:  February 13, 1998.
                                  IPC INFORMATION SYSTEMS, INC.



                                  By: /s/  Daniel Utevsky
                                      --------------------------------
                                      Name:  Daniel Utevsky
                                      Title: Vice President and General Counsel


  After due inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this Schedule 13E-3 is true, complete and correct.

Dated:  February 13, 1998.

                                        /s/ Richard P. Kleinknecht
                                        ----------------------------------
                                        Richard P. Kleinknecht